ASSIGNMENT AND ASSUMPTION AGREEMENT AND ACKNOWLEDGMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT AND ACKNOWLEDGMENT (the "Assignment and Acknowledgment") is made and entered into this 31st day of December, 1996, by and between North American Trust Company, a California corporation ("NATC"), North American Fiduciary Services, Inc., a California corporation ("NAFS"), and Danielson Holding Corporation, a Delaware corporation ("DHC").

                                    RECITALS

     A. WHEREAS, DHC and NATC previously entered into that certain Stock Sale Agreement, dated as October 10, 1996 (the "Agreement"), pursuant to which, among other things, DHC agreed to sell all of the issued and outstanding shares of capital stock of Danielson Trust Company, a California corporation ("DTC") to NATC. Undefined capitalized terms as used in this Assignment and Acknowledgment shall have such meanings ascribed to them as found in the Agreement;

     B. WHEREAS, the Agreement (at Section 4.6) permits NATC or one of its affiliates to fund the Acquisition;

     C. Whereas, NAFS is the immediate parent to, and Affiliate of, NATC;

     D. WHEREAS, the Agreement (at Section 8.12) permits the transfer and assignment of rights under the Agreement, subject to prior written consent of DHC;

     E. WHEREAS, NAFS desires to fund the acquisition and succeed to the rights and obligations of NATC under the Agreement;

     F. WHEREAS, immediately following the Closing, NATC contemplates merging with and into DTC, with NATC being the surviving entity (the "Post-Closing Merger");

     G. WHEREAS, in light of the Post-Closing Merger, NATC has requested the written consent of DHC to permit NAFS to succeed to, and assume all rights and obligations of, NATC pursuant to the Agreement.

     NOW,  THEREFORE,  based  on the  foregoing  premises,  and  other  good and
valuable   consideration   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto hereby agree as follows:

     1. ASSIGNMENT AND ASSUMPTION.NATC hereby assigns to NAFS its rights and obligations under the Agreement. NAFS hereby accepts such assignment of rights and assumes such obligations.

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     2. ASSUMPTION OF REPRESENTATIONS AND WARRANTIES. NAFS hereby represents and warrants to DHC that it is the immediate parent to, and Affiliate of, NATC. NAFS further represents and warrants to DHC that all of the representations and warranties made by NATC to DHC, as the same are found in the Agreement at
Article IV, Sections 4.1 through 4.12, inclusive, are hereby adopted as the representations and warranties of NAFS made to DHC, as of the Effective Date and the Closing Date, mutatis mutandis.

     3. ASSUMPTION OF COVENANTS AND INDEMNITIES. NAFS hereby covenants to DHC that all of the covenants and indemnities made by NATC to DHC, as the same are found in the Agreement at Article VI, Sections 6.1 through 6.11, inclusive, are hereby adopted as the covenants of NAFS made to DHC, as of the Effective Date and on the Closing Date, mutatis mutandis.

     4. ASSIGNMENT OF RIGHTS. DHC hereby consents to the assignment of rights and obligations under and pursuant to the Agreement by NATC in favor of NAFS, with NATC remaining responsible to see that its obligations under the Agreement are fulfilled.

     5. EARNEST MONEY DEPOSIT. NATC hereby acknowledges that the Earnest Money Deposit was and shall be deemed to have been made by NAFS in favor of DHC.

     6. REAFFIRMATION. Except as such terms or provisions are affected hereby, the Agreement shall remain in full force and effect in accordance with its terms. The assignments and acknowledgments contained herein are one-time assignments and acknowledgments only, are made with respect to the specific sections of the Agreement as specified, and are not to be construed, nor shall they constitute, a waiver, modification, forbearance or amendment of any other section or sections of the Agreement. Except as otherwise provided herein, the Agreement is in all respects ratified and affirmed, and nothing contained in this Assignment and Acknowledgment shall, or shall be construed to, modify, invalidate or otherwise affect any provision of the Agreement.

     7. SEVERABILITY. In the event that any provision of this Assignment and Acknowledgment, or the application of any such provision to any of the parties hereto or any set of circumstances shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Assignment and Acknowledgment, and the application of such provision to parties or circumstances other that those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

     8. COUNTERPARTS. This Assignment and Acknowledgment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single agreement with the same effect as if the signature thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Acknowledgment to be executed the day and the year first above written:
                                    NORTH AMERICAN TRUST COMPANY


                                     /s/ Mark Fingerlin
                                    By:   Mark Fingerlin
                                    Its:   President

                                                                     Page 2 of 3
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                     NORTH AMERICAN FIDUCIARY SERVICES, INC.


                                     /s/  Ian Whitehead
                                    By:    Ian Whitehead
                                    Its:



                                    DANIELSON HOLDING CORPORATION


                                     /s/ David Barse
                                    By:   David Barse
                                    Its:   President
                                                                     Page 3 of 3